SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement   [_]  Confidential, for Use of the Commission
                                      Only (as permitted by Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                           UNCOMMON MEDIA GROUP, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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         [_] Check box if any part of the fee is offset as provided by Exchange
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                                       2

(Logo)
                           UNCOMMON MEDIA GROUP, INC.
                         33 West 54th Street, 2nd Floor
                            New York, New York 10019

                            Telephone: (212) 956-1494


May 23, 2001

Dear Shareholder:

On behalf of your Board of Directors and management, we cordially invite you to attend the Annual Meeting of Shareholders to be held on Monday, June 11, 2001, at 10:00 a.m., at the Company's headquarters, 33 West 54th Street, 2nd Floor, New York, New York 10019.

At the Annual Meeting, six people will be elected to the Board of Directors. The Board of Directors recommends the election of the six nominees named in the Proxy Statement. In addition, the Company will ask the shareholders to ratify the selection of Ernst & Young LLP as the Company's independent public accountants. Your Board of Directors believes these proposals are in the best interests of the Company and its shareholders and recommends that you vote for them.

It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on May 16, 2001, and to guests of the Company. If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting. If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so that they will know how you intend to vote your shares at that time. Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the management of the Company at 33 West 54th Street, 2nd Floor, New York, New York 10019.

Thank you for your continued support.

Cordially,

/s/ Lawrence Gallo
------------------
    Lawrence Gallo
    Chairman of the Board

(Logo)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To our Shareholders:

The Annual Meeting of Shareholders of Uncommon Media Group, Inc. (the "Company") will be held at 33 West 54th Street, 2nd Floor, New York, New York 10019, on Monday, June 11, 2001, at 10:00 a.m., to:

1.       Elect six directors.

2.       Approve the appointment of independent auditors.

3. Transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 16, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on that date are entitled to vote at the Annual Meeting.



                                     By order of the Board of Directors,


May 23, 2001                         /s/  Gustavo Rodriguez
                                     ----------------------
                                          Gustavo Rodriguez
                                          Secretary



Whether or not you plan to attend the Annual Meeting, please complete the enclosed proxy card, and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the Meeting and will avoid the expense of an additional solicitation.

(Logo)
                                                                    May 23, 2001


                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Uncommon Media Group, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (local time) Monday, June 11, 2001, and at any adjournment thereof.

The Board requests that all shareholders complete the enclosed proxy form, and sign, date and return it as promptly as possible since the holders of the record of a majority of the outstanding shares must be present in person or represented by proxy at the Annual Meeting in order to hold the Meeting.

Any shareholder returning a proxy may revoke it by casting a ballot at the Meeting. Any proxy not revoked will be voted as specified by the shareholder. If no choice is indicated, a proxy will be voted in accordance with the Board of Directors' recommendations.

The Company's By-Laws require an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote for approval of each of the items listed on the proxy form and described herein.

At May 16th, the record date, there were 31,040,167 shares of common stock outstanding and entitled to one vote each at the Annual Meeting.

This Proxy Statement is first being mailed on or about May 25, 2001.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

The person named in the enclosed proxy card will vote to elect the six (6) proposed nominees named below unless contrary instructions are given in the proxy card. Each director is to hold office until the next annual meeting and until his successor is elected and qualified.

The names and certain information concerning the persons nominated by the Board of Directors to become directors at the meeting are set forth below. Each of the nominees currently serves on the Board of Directors. It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy card. Although each of the persons named below has consented to serve as a director if elected and the Board of Directors has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The six persons receiving the most votes at the annual meeting will be elected. The following information regarding the nominees is relevant to your consideration of the slate proposed by the Board of Directors:




Nominees                   Age      Position
--------                   ---      --------
Lawrence Gallo             36       President and Chairman of the Board

Gustavo A. Rodriguez       37       Vice President of Administration, Secretary
                                               and Director

Mitchell Sandler           41       Vice President of Marketing and Director

Bruce Magown (1).          47       Director

Ali Far, JD (1)            42       Director

Allen Sherwin, CPA (1)     43       Director
-----------------------------------
(1)      Member of the Audit Committee.


Messrs. Gallo, Rodriquez and Sandler each became an officer and director of the Company in December 2000, following the Company's acquisition of Uncommon Media Group, Inc., a Nevada corporation ("Uncommon Nevada"). Messrs. Magown, Far and Sherwin became members of the board of directors in April 2001. The term of office of each officer and director is one year and until his successor is elected and qualified.

Biographical Information

Set forth below is certain biographical information for each of the Company's officers and directors.

Lawrence W. Gallo has served as our Chairman of the Board, Chief Executive Officer and President since December 8, 2001, the date we acquired Uncommon Nevada. Mr. Gallo served as the President and a Chairman of the Board of Uncommon Nevada since he co-founded the company with Messrs. Rodriguez and Sandler in September 2000. Prior thereto, Mr. Gallo served as the President and Chief Executive Officer of Regenesis Holdings Inc., a publicly traded financial incubator fund (symbol FLNT), from April 1999 to July 2000. From January 1985 to March 1998, Mr. Gallo was employed by Lehman Brothers, Inc., serving as Senior Vice President of Institutional Investment Services, then as Director of Global Equity Finance in London, England. Mr. Gallo is a founding member of The Global Fund Managers' Association, comprised of alternative investment managers and venture capital organizations that manage collectively 100 billion dollars. In addition, Mr. Gallo currently serves as director of Launch Advisors, a financial, creative and business management firm which provides consulting services to sports figures and entertainers, which he founded in 1998. A child prodigy musician accepted to the Julliard Academy, Mr. Gallo has always had a passion and been involved in the entertainment business.

Gustavo A. Rodriguez has served as our Secretary, Vice President of Administration and a Director since December 8, 2001. Prior thereto, Mr. Rodriquez served as a Vice President and a Director of Uncommon Nevada since he co-founded the company with Messrs. Gallo and

Sandler in September 2000. From October 1999 until July 2000, Mr. Rodriguez was the Director of Business Development for Regenesis Holdings, Inc. From March 1996 to July 1999 he was a financial consultant and later served as Director of International Business for American First Capital, a registered broker-dealer. In February 1999, he co-founded MiProfesor.com, a website dedicated to providing financial markets information to Spanish speaking investors. Mr. Rodriguez also has over 17 years of experience within the recording and music industries, including development, production, publishing and marketing. From 1994 to 1996, Mr. Rodriguez served as Managing Editor of Page One, a music magazine dedicated to Urban and Latin music. In 1984, Mr. Rodriguez founded Rhythm Trax, Inc. a music production company that produced several successful dance and urban charting singles. Mr. Rodriguez also currently devotes a portion of his time to working as a record producer/remixer for various artists.

Mitchell B. Sandler serves as Vice-President and Director of the Company. Prior to his position with Uncommon Media Group, he seved as Vice President of Regenesis Holdings, Inc. since December 1998. Between 1993 and December 1997, he served as President of The Silicon Group, Inc., a semi-conductor and computer software development company. From 1984 and 1992, Mr. Sandler was employed by All-American Semiconductor, a distributor of semi-conductors, first as a salesman, then as Regional Sales Manager for the southeast (United States). His Mother, Toni Lupino, is from the famed Lupino family of film and stage. Ida Lupino the most famous of the family has over 100 films to her credit while acting and or as a Producer/Director. Mr. Sandler holds an Associate's degree from Santa Fe Community College and attended the University of Florida College of Business Administration.

Bruce Magown has provided consulting services to us since January 2001 and became a member of the Board of Directors and the Audit Committee in April 2001. Mr. Magown currently serves as the President and Chief Operating Officer of knoa corp, a privately held company which provides interactive, media rich solutions to its clients, and has served in such capacity since September 2000. >From June 1997 to September 2000, Mr. Magown served as the Vice President of the Sun/Netscape Alliance, a strategic alliance formed by America Online and Sun Microsystems, representing Canada, the United States East Coast, and Latin America. Prior thereto, from June 1995 to May 1997, Mr. Magown served as the Director of NE for Sybase, Inc., an e-business solutions provider. Mr. Magown also served as the Chief Executive Officer of Information Engineer, an e-business solutions provider.

Ali Far has served as a member of the Board of Directors and the Audit Committee since April 2001. Since May 1999, Mr. Far has been the Managing Director of the Technology Fund for the Galleon Group, a technology investment firm with over $5 billion under management. Between November 1997 and May 1999, Mr. Far served as Vice President and Senior Semiconductor Equity Analyst for Prudential Securities in Palo Alto. From June 1995 to October 1997, Mr. Far served as the Vice President of Engineering and New Product Development for TelCom, Inc. (symbol
TLCM) a publicly-traded company which produces analog semiconductor components for personal computers and communication markets. Mr. Far has been awarded over a dozen Patents in the field of communications, personal computers, test and video/imaging.

Allen Sherwin has served as a member of the Board of Directors and the Audit Committee since April 2001. Mr. Sherwin currently serves as Chief Executive Officer of Kats II Enterprises, a business development consulting firm. From August 1999 to December 2000 Mr. Sherwin was the Vice President and Chief Information Officer of EuropaHealth, Inc., a B2B/B2C Internet company. Prior thereto, from February 1998 to July 1999, Mr. Sherwin served as the Vice

President and Chief Information Officer of the North America branch of Amtech Electronics, Inc., a leader in filtering electronics. From February 1994 to January 1998 Mr. Sherwin also served as a partner of Tech Sales Incorporated, a high-tech electronics corporation. Mr. Sherwin is also a founder, and has served as President, Chief Executive Officer, and Chief Information Officer of Component Design Marketing. Mr. Sherwin's background also includes executive positions in Lockheed-Martin and Lockheed-Sanders companies, manufacturers of military electronics.

Board Committees

During the fiscal year ended December 31, 2000, the Board of Directors did not have any committees. In April 2001, the Board of Directors formed an Audit Committee. The Board of Directors has not formed a compensation or nominating committee. The Audit Committee currently consists of the Company's non-employee directors, Messrs. Magown, Far and Sherwin. The Audit Committee recommends the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by such independent public accountants and meets with the independent public accountants and the chief financial officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and the committee reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors.

Attendance at Meetings

During the fiscal year ended December 31, 2000, the Board of Directors held a total of two meetings. No meetings of the Board of Directors were held by the incumbent directors during 2000.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

Executive Compensation

All of the Company's current executive officers joined the Company in December 2000, in connection with the Company's acquisition of Uncommon Nevada. The following table sets forth the annual compensation earned by the Company's Chief Executive Officer and all each other executive officers whose annual compensation was in excess $100,000 (the "Named Executive Officers"). As of December 31, 2000, the Company did not have any stock option or other forms of compensation plans.

The following table sets forth summary information regarding compensation accrued by the Company for the period from September 13, 2000 (the date of inception of Uncommon Nevada) to December 31, 2000 to the Named Executive Officers.

                                                                    Other Annual
Name and Principal Position      Year      Salary          Bonus    Compensation

Lawrence Gallo                   2000    $90,000 (1)        -0-         -0-
  President and
  Chief Executive Officer

Gustavo Rodriguez                2000    $58,500 (2)        -0-         -0-
  Secretary and Vice President

Mitchell Sandler                 2000    $58,500 (2)        -0-         -0-
   Vice President
---------------------------------------------
(1) Mr. Gallo is entitled to a base annual salary equal to $300,000. The amount of salary disclosed represents the accrued salary for Mr. Gallo during the period between September 13, 2000 (the date of inception of Uncommon Nevada) and December 31, 2000.
(2) Each of Messrs. Rodriguez and Sandler is entitled to a base annual salary equal to $195,000. The amount of salary disclosed represents the accrued salaries for Mr. Rodriguez and Mr. Sandler during the period between September 13, 2000 (the date of inception of Uncommon Nevada) and December 31, 2000.

Director Compensation

The Company has agreed to grant two of its non-employee directors 100,000 shares of our common stock. The other non-employee director has been granted an option to acquire up to 100,000 shares of common stock at an exercise price of $0.01 per share. In addition, non-employee directors are entitled to reimbursement for reasonable travel expenses.

Information Concerning Stock Options

The Company did not grant any stock options to the Named Executive Officers during 2000.

Report of the Audit Committee

In April 2001, our board of directors appointed an Audit Committee consisting of three non-employee directors.

The primary responsibility of the committee is to oversee:

     o The integrity of the financial reports and other financial information provided by the Company to the public, any governmental or regulatory body, or any other user of such financial statements;

     o    The Company's systems of internal accounting and financial controls;

     o    The independence and performance of the Company's external auditors;
          and

     o Compliance by the Company with external legal and regulatory requirements as well as any legal compliance and ethics programs as may be established by the board and the Company's management from time-to-time.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the committee reviewed our audited financial statements. The committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of our company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The committee also discussed with the independent auditors the auditors' independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent auditors. The audit committee is governed by a written charter which is attached hereto as Annex A.

Based on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board approved, that the audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The committee has also recommended to the Board of Directors the appointment of Ernst & Young LLP to serve as the Company's independent auditors for the year ending December 31, 2001.

         Bruce Magown, Audit Committee Member
         Ali Far, Audit Committee Member
         Allen Sherwin, Audit Committee Member

Audit Fees

Fees billed to the Company by Ernst & Young LLP for audit services rendered during fiscal year 2000 were $88,236. There were no other fees paid to Ernst & Young LLP during 2000.

Certain Relationships and Related Transactions

         Acquisition of Uncommon Nevada

Pursuant to a Share Purchase Agreement dated as of December 8th, 2000 between the Company and Uncommon Nevada, the Company acquired all of the issued and outstanding shares of Uncommon Nevada from Lawrence Gallo, Gustavo Rodriguez, and Mitchell Sandler, Uncommon Nevada's cofounders. In connection with such acquisition, Mr. Gallo, became our Chief Executive Officer, Mr. Rodriguez became our Secretary and Vice President of Administration and Mr. Sandler became our Vice President of Marketing. In addition, in exchange for the shares of Uncommon Nevada common stock held by them, Mr. Gallo received 9,200,000 shares of our common stock and Messrs. Rodriquez and Sandler each received 5,000,000 shares of our common stock.

         Consulting Agreement with Bruce Magown

Pursuant to a consulting agreement, dated as of January 2001, between the Company and Bruce Magown, a director of the Company (the "Consulting Agreement"), the Company has engaged Mr. Magown to act as a consultant to the Company until January of 2003. Pursuant to the Consulting Agreement, Mr. Magown is entitled to an initial fee of 100,000 shares of common stock. In addition, with respect to any financing transactions of up to $1 million introduced by Mr. Magown and consummated by the Company, Mr. Magown will be entitled to a fee equal to ten percent of the amount of such financing. With respect to any financings in excess of $1.0 million introduced by Mr. Magown and consummated by the Company, or with respect to any mergers, acquisitions or contracts introduced to the Company by Mr. Magown, Mr. Magown will be entitled to a fee of between 1% to 5% of the total amount of consideration involved in such transactions. In addition, the Company is required to reimburse Mr. Magown for all expenses incurred by him in connection with the Consulting Agreement.

         Loans from Officers

At March 31, 2001, the Company had borrowed a total of $70,810 from Lawrence Gallo, the Company's President and Chief Executive Officer, and Mitchell Sandler, the Company's Vice President of Marketing. The loans, which are interest free, were provided to facilitate the development of the Company and are payable on demand.


Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 17, 2001, the beneficial ownership of the Company's Common Stock by (i) persons who own, of record, or are known to own, beneficially, more than 5% of the Company's Common Stock; (ii) each director and executive officer of the Company; and (iii) all directors and officers as a group. On May 17, 2001, the Company had 31,040,167 shares of common stock issued and outstanding. The address of each stockholder is the address of the Company, which is 33 West 54th Street, 2nd Floor, New York, New York 10019.


                                                                  Percent of
Name                                                             Outstanding
                                              Number of Shares   Common Stock
                                            ----------------     ------------
Lawrence Gallo....................             9,200,000             29.6 %
Gustavo Rodriguez.................             5,000,000             16.1%
Mitchell Sandler..................             5,000,000             16.1%
Bruce Magown (1)..................               200,000                *
Ali Far (2).......................               100,000                *
Allen Sherwin (3).................               100,000                *
Officers  and  Directors  as a group (six
persons)..........................            19,600,000              62.9 %

-----------------------------------------
* Represents less than 1%.

(1) Consists of (i) 100,000 shares of common stock which the Company issued to Mr. Magown as consideration for his agreement to act as a director of the Company and (ii) 100,000 shares which the Company issued to Mr. Magown pursuant to a consulting agreement between the Company and Mr. Magown. See "Certain Relationships and Related Transactions - Consulting Agreement with Bruce Magown.

(2) Consists of an option to acquire up to 100,000 shares of common stock which option is presently exercisable at $0.01 per share.

(3) Consists of the 100,000 shares which the Company has issued to Mr. Sherwin in consideration for his agreement to act as a director of the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors, and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. To date, no such reports have been filed by our officers, directors or ten percent holders. Our officers and directors have informed us that they are currently working towards completing and filing the necessary reports.


              PROPOSAL NO. 2 - APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. We are asking you to ratify that appointment.

Representatives of Ernst & Young LLP will be present at the annual meeting to answer any questions you may have. They will also have the opportunity to make a statement if they desire to do so.

Changes in Registrant's Certifying Accountant

We incorporate by reference the Form 8-K filed with the SEC on March 5, 2001, disclosing the dismissal of James Scheifley & Associates, P.C. our former auditor.

On February 27, 2001, James E. Scheifley & Associates, P.C. (hereinafter "Scheifley") was dismissed as the Company's principal accountant. Scheifley's reports on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the Board of Directors of the Company. During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with Scheifley on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

During the Company's two most recent fiscal years and subsequent interim periods, there have occurred no "reportable events" listed in Item 304(a)(1)(iv)(A-E) of Regulation S-B. During the Company's two most recent fiscal years, the Company has not consulted with Ernst & Young LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2 - APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

SHAREHOLDERS PROPOSALS

Shareholder proposals for the next Annual Meeting of Shareholders of the Company must be received by January 24, 2002 at the Company's offices, 33 W. 54th Street, New York, New York 10019, addressed to the Secretary, for inclusion in the Company's proxy statement and proxy form.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Shareholders that will come before the meeting. Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at the Annual Meeting.

A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL AUDITED FINANCIALS ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WAS MAILED TO SHAREHOLDERS TOGETHER WITH THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-KSB ARE AVAILABLE AT THE SEC'S WEBSITE LOCATED AT WWW.SEC.GOV OR WILL BE PROVIDED WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS. REQUESTS SHOULD BE MAILED TO THE SECRETARY.

                                     ANNEX A
                                     CHARTER
                             OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                              UNCOMMON MEDIA, INC.

I. ORGANIZATION

This Charter governs the operation of the Audit Committee. The Audit Committee shall be appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication among the independent auditors, management, and internal audit personnel, if any, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee shall have the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

         Audit Committee members shall meet the requirements of the Nasdaq Stock Market. The Audit Committee shall be composed of three or more directors as determined by the Board, a majority of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least four times annually in person or via telephone, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, internal auditing personnel and the independent auditors, as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three (3) years in accordance with Securities and Exchange Commission ("SEC") regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. This review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with management, the independent auditors and internal accounting personnel, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such expenses. Review significant findings prepared by the independent auditors and the internal auditing persons together with management's responses.

4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 "Communication with Audit Committees". The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors as representatives of the Company's stockholders. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6. The committee shall discuss with the internal accounting personnel and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation.

7. Approve the fees and other significant compensation to be paid to the independent auditors.

8. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

9. Review the independent auditors' audit plan, discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

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10.  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with SAS 61.

11. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

12. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

13. Review the appointment, performance and replacement of the senior internal audit executive.

14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

15. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's operations and financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

16. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

17. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

18. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

19. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.


                                       17
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                                      PROXY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Lawrence Gallo and Gustavo Rodriguez, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them, singly or jointly, to represent and to vote as designated below, all of the shares of Common Stock of Uncommon Media Group, Inc. held on record by the undersigned on May 16, 2001 at the Annual Meeting of Shareholders to be held on June 11, 2001 in New York, or any adjournment thereof.

     1.   ELECTION OF DIRECTORS

          INSTRUCTION:

          List of Nominees is as follows:

                   Lawrence Gallo
                   Gustavo A. Rodriguez
                   Mitchell Sandler
                   Bruce Magown
                   Ali Far
                   Allen Sherwin

          For all nominees listed above: /____/

          Withhold authority to vote all nominees listed above: /____/

          To withhold authority to vote for any individual nominee, please write their name(s) in the following space.
          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________


           PLEASE COMPLETE THE REVERSE SIDE OF THIS PROXY BEFORE MAILING


     2.   APPROVAL OF INDEPENDENT AUDITORS

          For  /____/       Against  /____/       Abstain  /____/


     3. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.


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This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the election of the above-named nominees as directors and FOR proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated:   _________________________, 2001


                                     -----------------------------------
                                                            (Print Name)


                                     -----------------------------------
                                                             (Signature)



                                     ----------------------------------
                                            (Signature, if held jointly)



Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.


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